UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                     ----------------------
                            FORM 8-K


                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of report (Date of earliest event reported): June 28, 2006
                                                 --------------

                   PARK ELECTROCHEMICAL CORP.
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    (Exact Name of Registrant as Specified in Charter)


          New York               1-4415           11-1734643
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(State or Other Jurisdiction   (Commission     (IRS Employer
     of Incorporation)         File Number)  Identification No.)


48 South Service Road, Melville       New York          11747
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  (Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code (631)465-3600
                                                   -------------
                          Not Applicable
----------------------------------------------------------------
 Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [  ]  Written communications pursuant to Rule 425 under  the
         Securities Act (17 CFR 230.425)
   [  ]  Soliciting material pursuant to Rule 14a-12 under  the
         Exchange Act (17 CFR 240.14a-12)
   [  ]  Pre-commencement communications pursuant to Rule  14d-
         2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [  ]  Pre-commencement communications pursuant to Rule  13e-
         4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 2.02   Results of Operations and Financial Condition.
---------   ----------------------------------------------

           Park Electrochemical Corp. (the "Company") issued a news release on June 28, 2006 reporting its results of operations for its 2007 fiscal year first quarter ended May 28, 2006. The Company is furnishing the news release to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K as Exhibit 99.1 hereto.

Item 9.01   Financial Statements and Exhibits.
---------   ----------------------------------

      (c)   Exhibits.
            ---------

            99.1  News Release dated June 28, 2006





                         SIGNATURE
                         ---------

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PARK ELECTROCHEMICAL CORP.



Date:  June 28, 2006          By:__________________________
                              Name:   James W. Kelly
                              Title:  Vice President, Taxes
                                      and Planning





                        EXHIBIT INDEX
                        -------------



Number
Exhibit     Description                               Page
-------     -----------                               ----

   99.1     News Release dated June 28, 2006.....      5